                                                                    EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

                                      AMONG

                              NEOTHERAPEUTICS, INC.

                                       AND

                           NEOGENE TECHNOLOGIES, INC.

                                       AND

                            MONTROSE INVESTMENTS LTD.

                                       AND

                         STRONG RIVER INVESTMENTS, INC.

                                 AUGUST 13, 2001



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                                TABLE OF CONTENTS

1.      Definitions..........................................................................1

2.      Purchase and Sale of Shares..........................................................2

        (a)    Basic Transaction.............................................................2
        (b)    Purchase Price................................................................2
        (c)    The Closing...................................................................2
        (d)    Deliveries at the Closing.....................................................2
        (e)    Termination of Exchange Right.................................................2

3.      Representations and Warranties.......................................................2

        (a)    Representations and Warranties of the Sellers.................................2
        (b)    Representations and Warranties of the Buyer...................................3

4.      Consent of NeoGene...................................................................4

5.      Release..............................................................................4

6.      Survival of Representations and Warranties...........................................4

7.      Miscellaneous........................................................................5

        (a)    Further Assurances............................................................5
        (b)    No Third-Party Beneficiaries..................................................5
        (c)    Entire Agreement..............................................................5
        (d)    Counterparts..................................................................5
        (e)    Headings......................................................................5
        (f)    Notices.......................................................................5
        (g)    Governing Law.................................................................6
        (h)    Amendments and Waivers........................................................7
        (i)    Severability..................................................................7
        (j)    Expenses......................................................................7
        (k)    Construction..................................................................7



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                            STOCK PURCHASE AGREEMENT


        This Agreement entered into as of August 13, 2001, by and among NeoTherapeutics, Inc., a Delaware corporation (the "Buyer"), NeoGene Technologies, Inc., a California corporation ("NeoGene") and Montrose Investments Ltd., a Cayman Islands corporation and Strong River Investments, Inc., a Cayman Islands corporation (each such seller individually, a "Seller" and collectively, the "Sellers"). The Buyer, NeoGene and the Sellers are referred to collectively herein as the "Parties."

        Each Seller in the aggregate owns 55,555 shares of Series A Preferred Stock (collectively, the "Shares") of NeoGene.

        This Agreement contemplates a transaction in which the Buyer will purchase from the Sellers, and the Sellers will sell to the Buyer, the Shares in return for cash.

        Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

        1. Definitions.

        "Agreement" means this agreement.

        "Buyer" has the meaning set forth in the preface above.

        "Closing" has the meaning set forth in Section 2(c) below.

        "Closing Date" has the meaning set forth in Section 2(c) below.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "NeoGene" has the meaning set forth in the preface above.

        "Original Agreement" has the meaning set forth in Section 2(e) below.

        "Party" has the meaning set forth in the preface above.

        "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

        "Purchase Price" has the meaning set forth in Section 2(b) below.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest.



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        "Seller" has the meaning set forth in the preface above.

        "Share" means any share of the Preferred Stock, no par value per share, of NeoGene.

        "Tax" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section
59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

        2. Purchase and Sale of Shares.

                (a) Basic Transaction. On and subject to the terms and conditions of this Agreement, the Buyer agrees to purchase from each of the Sellers, and each of the Sellers agrees to sell to the Buyer, all of its Shares for the consideration specified below in this Section 2.

                (b) Purchase Price. The Buyer agrees to pay to each Seller at the Closing the sum of $2,859,979.84 (the "Purchase Price") by delivery of cash in the amount of the Purchase Price payable by wire transfer or delivery of other immediately available funds.

                (c) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place upon the date of the signing of this Agreement by all Parties (the "Closing Date").

                (d) Deliveries at the Closing. At the Closing, (i) each of the Sellers will deliver to the Buyer stock certificates representing all of its Shares, endorsed for transfer to Buyer or accompanied by duly executed assignment documents, and (ii) the Buyer will deliver to each of the Sellers the Purchase Price specified in Section 2(b) above.

                (e) Termination of Exchange Right As of the Closing, all rights and obligations that the Parties may have had or still have under Sections 5 or 6 of the Securities Purchase Agreement dated September 21, 2000 by and among NeoGene, the Buyer and the Sellers (the "Original Agreement") shall be terminated.

        3. Representations and Warranties.

                (a) Representations and Warranties of the Sellers. Each of the Sellers represents and warrants to the Buyer that the statements contained in this Section 3(a) are correct and complete as of the date of this Agreement.

                        (i) Organization of Sellers. The Seller is a corporation
                duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

                        (ii) Authorization of Transaction. The Seller has full
                power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform his or its obligations hereunder. All corporate



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                action of the Seller necessary to authorize the execution and delivery of this Agreement and performance by the Seller of all of its obligations hereunder has been taken, and this Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions. The Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

                        (iii) Noncontravention. Neither the execution and the
                delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Seller is subject or, if the Seller is a corporation, any provision of its charter or bylaws.

                        (iv) Brokers' Fees. The Seller has no liability or
                obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated.

                        (v) Shares. The Seller holds of record and owns
                beneficially its respective Shares as set forth in the preface to this Agreement, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. The Seller is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock of NeoGene (other than this Agreement). The Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of NeoGene other than the Original Agreement.

                        (vi) Private Sale. The transfer of the Shares from the
                Seller to the Buyer is a private sale that does not require registration under the Securities Act.

                (b) Representations and Warranties of the Buyer. The Buyer represents and warrants to the Sellers that the statements contained in this
Section 3(b) are correct and complete as of the date of this Agreement.

                        (i) Organization of the Buyer. The Buyer is a
                corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

                        (ii) Authorization of Transaction. The Buyer has full
                power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. All corporate action of the Buyer necessary to authorize the execution and delivery of this Agreement and performance by the Buyer of all of its obligations hereunder has been taken,



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                and this Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions. The Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

                        (iii) Noncontravention. Neither the execution and the
                delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its charter or bylaws.

                        (iv) Brokers' Fees. The Buyer has no liability or
                obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Seller could become liable or obligated.

                        (v) Investment. The Buyer is not acquiring the Shares
                with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act.

                        (vi) Private Sale. The transfer of the Shares from the
                Seller to the Buyer is a private sale that does not require registration under the Securities Act.

        4. Consent of NeoGene.

        NeoGene hereby consents to the transfer of the Shares from each Seller to the Buyer, and agrees to enter such transaction in its corporate records.

        5. Release.

        Upon completion of the Closing in accordance with the terms of this Agreement, based on the good and valuable consideration exchanged between NeoGene and the Sellers, each of NeoGene and the Sellers (as such, a "Releasor") hereby releases and discharges the other and its predecessors, successors, and affiliates, employees, officers, directors, agents, representatives, and assigns (collectively, "Releasees"), from any and all claims that each Releasor may have or claim to have against the respective Releasees (or any of them) arising solely by virtue of the Sellers' respective ownership of the Shares transferred under this Agreement, which claims are known to exist by the applicable Releasor as of the date hereof.

        6. Survival of Representations and Warranties.

        All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing hereunder (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty or covenant at the time of Closing) and continue in full force and effect forever thereafter (subject to any applicable statutes of limitations).



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        7. Miscellaneous.

                (a) Further Assurances. Each Seller, the Buyer and NeoGene shall deliver or cause to be delivered to the other Parties on the Closing Date and at such other times and places as shall be reasonably agreed to, such additional instruments as any of the other Parties may reasonably request for the purposes of carrying out this Agreement.

                (b) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

                (c) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

                (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                (e) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                (f) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                      If to the Sellers: Copy to:

                             Montrose Investments Ltd.
                             300 Crescent Court, Suite 700
                             Dallas, TX 75201
                             Attn: Will Rose and Kim Rozman
                             Fax: (214)758-1221

                             Strong River Investments, Inc.
                             c/o Gonzalez-Ruiz 7 Aleman (BVI) Limited
                             Wickhams Cay I, Vanterpool Plaza
                             P.O. Box 873
                             Road Town, Tortolla, BVI



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                             with a copy to:

                             Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                             New York, NY 10104
                             Attn: Eric L. Cohen, Esq.
                             Fax: (212) 541-4630

                      If to the Buyer or NeoGene: Copy to:

                             NeoTherapeutics, Inc.
                             157 Technology Drive
                             Irvine, CA 92618
                             Attn: Chief Financial Officer
                             (949) 788-6706

                             NeoGene Technologies, Inc.
                             157 Technology Drive
                             Irvine, CA 92618
                             Attn: Chief Financial Officer
                             (949) 788-6706

                             with a copy to:

                             Latham & Watkins
                             650 Town Center Drive, Suite 2000
                             Costa Mesa, CA 92626
                             Attn: Alan W. Pettis, Esq.
                             (714) 755-8290

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

                (g) Governing Law. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of Buyer and its stockholders. The corporate laws of the State of California shall govern all issues concerning the relative rights of NeoGene and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. NeoGene, Buyer and each Seller hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any



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transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of NeoGene, Buyer and each Seller hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to NeoGene and Buyer at the addresses in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                (h) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Sellers. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

                (i) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

                (j) Expenses. Each of the Parties will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. The Sellers agree that NeoGene will not bear any of the Sellers' costs and expenses (including any of their legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby.

                (k) Construction. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

                                      -----



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        IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                       NEOTHERAPEUTICS, INC.

                                       By:    /s/ Alvin J. Glasky, Ph.D.
                                              ----------------------------------
                                       Title: Chief Executive Officer
                                              ----------------------------------

                                       NEOGENE TECHNOLOGIES, INC.

                                       By:    /s/ Alvin J. Glasky, Ph.D.
                                              ----------------------------------
                                       Title: President
                                              ----------------------------------

                                       MONTROSE INVESTMENTS LTD.

                                       By:    /s/ Kevin A. O'Neil
                                              ----------------------------------
                                       Title: Authorized Signatory
                                              ----------------------------------

                                       STRONG RIVER INVESTMENTS, INC.

                                       By:    /s/ Kenneth Henderson
                                              ----------------------------------
                                       Title: Attorney-in-fact
                                              ----------------------------------



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